UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2008
Diamond Management & Technology Consultants, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22125 (Commission File Number)	36-4069408 (IRS Employer Identification Number)
John Hancock Center
875 North Michigan Avenue, Suite 3000
Chicago, Illinois 60611
(Address of principal executive offices)
312-255-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
The registrant issued a press release on July 10, 2008 announcing selected preliminary financial results for its first fiscal quarter ended June 30, 2008 and also provided revenue guidance for its second fiscal quarter ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits:
Exhibit 99.1 — Press release dated July 10, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Management & Technology Consultants, Inc.
By:	/s/ Karl E. Bupp
Karl E. Bupp
Chief Financial Officer

July 10, 2008